SCHEDULE B

TO THE ADMINISTRATION AGREEMENT
(Amended as of May 21, 2009)

Category 1

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 1 for administrative services: 0.15% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex1 plus 0.075% of average daily net assets of all Category 1 and Category 4 funds over $25 billion.

Current Name	Prior Name

Highbridge Statistical Market Neutral Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Bond Fund	JPMorgan Bond Fund

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Capital Growth Fund	JPMorgan Capital Growth Fund

JPMorgan China Region Fund	N/A

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund as of 6/24/09 or such later date that the merger with JPMorgan Capital Growth Fund is implemented)	One Group Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Value Fund	One Group Mid Cap Value Fund

JPMorgan Dynamic Growth Fund	N/A

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Emerging Economies Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Enhanced Income Fund	JPMorgan Enhanced Income Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Global Focus Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan Growth & Income Fund	JPMorgan Growth & Income Fund

JPMorgan High Yield Bond Fund (to be renamed JPMorgan High Yield Fund as of the later of 9/1/09 or 60 days after shareholders are notified of the name change)	One Group High Yield Bond Fund

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan India Fund	N/A

JPMorgan Insurance Trust Balanced Portfolio	JPMorgan Investment Trust Balanced Portfolio and One Group Investment Trust Balanced Portfolio

[1] For purposes of this Agreement, the “JPMorgan Funds Complex” includes all of the Funds subject to this Agreement.

Current Name	Prior Name

JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Investment Trust Bond Portfolio and One Group Investment Trust Bond Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Insurance Trust Diversifed Equity Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Diversified Equity Portfolio and One Group Investment Trust Diversified Equity Portfolio

JPMorgan Insurance Trust Mid Cap Growth Portfolio	JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09), JPMorgan Investment Trust Mid Cap Growth Portfolio and One Group Investment Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio	JPMorgan Investment Trust Mid Cap Value Portfolio and One Group Investment Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Equity Index Portfolio	JPMorgan Investment Trust Equity Index Portfolio and One Group Investment Trust Equity Index Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	JPMorgan Investment Trust Diversified Mid Cap Portfolio and One Group Investment Trust Diversified Mid Cap Portfolio

JPMorgan Insurance Trust International Equity Portfolio	N/A

JPMorgan Insurance Trust Intrepid Growth Portfolio	JPMorgan Insurance Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio, and One Group Investment Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan Intermediate Bond Fund	One Group Intermediate Bond Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan International Currency Income Fund	N/A

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan International Markets Fund	N/A

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Opportunities Plus Fund	N/A

JPMorgan International Realty Fund	N/A

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan International Value SMA Fund	N/A

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Intrepid Plus Fund	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07)

JPMorgan Intrepid Japan Fund	JPMorgan Fleming Japan Fund and JPMorgan Japan Fund (name effective until 3/31/08)

JPMorgan Kentucky Municipal Bond Fund	One Group Kentucky Municipal Bond Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Latin America Fund	N/A

JPMorgan Louisiana Municipal Bond Fund	One Group Louisiana Municipal Bond Fund

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Market Neutral Fund	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund (change effective 8/17/05)

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

Current Name	Prior Name

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Real Return Fund	N/A

JPMorgan Russia Fund	N/A

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Term Bond Fund	JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Strategic Income Opportunities	N/A

JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund

JPMorgan Strategic Small Cap Value Fund	N/A

JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware Diversified Equity Fund	N/A

JPMorgan Tax Aware Enhanced Income Fund	JPMorgan Tax Aware Enhanced Income Fund

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund (the name effective until 12/15/05)

JPMorgan Tax Aware Real Income Fund	JPMorgan Tax Aware Real Income Fund

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Tax Aware Short-Intermediate Income Fund	JPMorgan Tax Aware Short-Intermediate Income Fund

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Total Return Fund	N/A

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

JPMorgan Ultra Short Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06)

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Large Cap Value Plus Fund	N/A

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

JPMorgan Value Discovery Fund	N/A

JPMorgan West Virginia Municipal Bond Fund	One Group West Virginia Municipal Bond Fund

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund (this name effective until 12/31/05)

Category 2

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 2 for administrative services: 0.10% of the Fund’s average daily net assets on the first $500,000,000 in Fund assets; 0.075% of the Fund’s average daily net assets between $500,000,000 and $1,000,000,000 and 0.05% of the Fund’s average daily net assets in excess of $1,000,000,000.

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

Category 3

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund in Category 3 for administrative services: 0.10% of the first $100 billion of average daily net assets of all Category 3 funds in the JPMorgan Funds Complex plus 0.05% of average daily net assets over $100 billion.

Current Name	Prior Name

JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Category 4

The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all Category 1 and Category 4 funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets of all Category 1 and Category 4 funds over $25 billion. These Funds are feeders into the Growth and Income Portfolio that has an additional 0.05% administration fee.
N/A

Category 5

The Administrator receives a fee of 0.00% of the average daily net assets of all Category 5 Funds.
N/A

Category 6

The Administrator receives a fee of 0.365% of the average daily net assets of all Category 6 Funds.

Current Name	Prior Name

Undiscovered Managers Multi-Strategy Fund	UM Multi-Strategy Fund (change effective 8/22/05)

*                    *                    *                    *

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
UM Investment Trust
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:

Name:

Title:

JPMorgan Funds Management, Inc.

By:

Name:

Title: